LEASE AGREEMENT

THIS LEASE AGREEMENT (“Lease”) is made and entered into as of this 12th day of August, 2014, by and between S & M Assets, LLC, an Oklahoma limited liability company ("Lessor") and Hamilton Investment Group, Inc., an Oklahoma corporation and HII Technologies, Inc., a Delaware Corporation ("Lessee").

W I T N E S S E T H:

WHEREAS, the Lessor is the record title holder of certain pipe used in the oil and gas service industry in Oklahoma, which pipe is specifically described on Exhibit "A", attached hereto and made a part hereof (the "Pipe");

WHEREAS, the parties hereto have entered into an agreement pursuant to which Lessee has agreed to purchase the Pipe from Lessor within one year from the date of this Lease;

WHEREAS, the Lessor desires to lease the Pipe to Lessee and Lessee desires to lease the Pipe from Lessor until such time as Lessee purchases the Pipe from Lessor;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, as well as the covenants and promises herein contained, the Lessor and the Lessee hereby agree as follows:

Terms

1.

Lease.  Lessor leases the Pipe to Lessee and Lessee leases the Pipe from Lessor.  So long as Lessee is not in default hereunder, Lessee shall peacefully and quietly hold the Pipe during the Term without interference from Lessor.

2.

Term.  The “Commencement Date” is August 12, 2014.  The term of this Lease (“Term”) commences on the Commencement Date and, unless sooner terminated, continues until the Pipe is purchased by Lessee from Lessor.

3.

Rent.  The rent for the lease of the Pipe shall be Ten thousand dollars ($10,000) per month.

Lessee shall pay Lessor the rent shown above, monthly in arrears, on the first day of each following month throughout the Term, at Lessor’s place of business as specified herein, or to such other party or address as Lessor directs.  Lessee shall pay rent without notice or demand.  This Lease is non-cancelable and is a net lease.  Lessee agrees that Lessee has an absolute and unconditional obligation to pay rent when due.  Lessee is not entitled to any abatement of rent, reduction or setoff.  No defect, lack of fitness, damage to, loss of possession or use of or destruction of, the Pipe, or any other event, shall cause this Lease to terminate or affect the obligations of Lessee.  The rent and other amounts payable by Lessee continue to be payable in all events because this is an irrevocable net lease for the full Term.

4.

Late Charges.  Whenever Lessee fails to pay rent or other amounts due within 15 days after such payments are due, Lessee also shall pay Lessor promptly a late charge of 5% of the overdue amount.

5.

No Warranties.  Lessee’s acceptance constitutes Lessee’s acknowledgment that the Pipe is acceptable to Lessee, suitable for Lessee’s purposes, in good order, repair and condition, and subject to this Lease.  THE PIPE IS LEASED “AS IS” AND ALL RISKS ARE BORNE BY LESSEE.  EXCEPT FOR THE WARRANTY OF QUIET ENJOYMENT IN PARAGRAPH 1, LESSOR MAKES NO WARRANY OR REPRESENTATION ABOUT THE PIPE, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE WARRANTY OF TITLE, FREEDOM OF THE PIPE FROM THE CLAIMS OF OTHERS BY WAY OF INFRINGEMENT OR OTHERWISE, FITNESS, QUAILTY, DESIGN, CONDITION, CAPACITY, SUITABILITY, USE, OPERATION, INSTALLATION, SERVICING, LATENT DEFECTS, COMPLIANCE WITH ANY SPECIFICATION, MERCHANTABILITY, PERFORMANCE, OR FITNESS FOR ANY PARTICULAR PURPOSE.  LESSEE, IN LESSEE’S SOLE DISCRETION SELECTED THE PIPE AND MANUFACTURER AND ONLY LESSEE WILL ACCEPT DELIVERY OF, INSPECT, USE AND MAINTAIN THE PIPE.  Lessor is not liable for any defects in the Pipe, or for any direct or consequential damage; for loss of use of the Pipe; or for any failure or delay in obtaining the Pipe.  Lessee waives any such claims against Lessor.  Lessee agrees that the manufacturer is not an agent of Lessor.  No representation made by any manufacturer, vendor, or agent of either, about the Pipe affects Lessee’s duty to pay rent and perform its other obligations under this Lease.

6.

Lessee’s indemnification of Lessor.  Lessee shall indemnify and hold Lessor harmless against any and all claims, demands, liabilities, losses, damages and costs (including attorneys’ fees whether or not suit is instituted and in all proceedings, including arbitration and bankruptcy proceedings), expenses, and penalties, directly or indirectly relating to, resulting from, or in any way arising from or connected with this Lease or the Pipe.

7.

Maintenance. Lessee shall maintain the Pipe in good repair and condition.  Lessee shall use and maintain the Pipe in accordance with the manufacturer’s instructions and the requirements of any insurance or manufacturer’s warranty and of any applicable law.  Lessee shall pay for all materials and labor necessary or desirable for the proper use, repair, operation and maintenance of the Pipe.

8.

Risk of Loss.  Lessee bears all risks of loss, theft, damage or destruction of the Pipe.  Lessee shall notify Lessor promptly of any loss, theft, damage or destruction of the Pipe.  If the Pipe is damaged, Lessee shall place the same in good repair, condition and working order at Lessee’s expense, unless it is damaged beyond repair.

9.

Taxes and Other Charges.  Lessee shall pay promptly when due (of if Lessor has paid same, reimburse Lessor promptly), all sales, use, personal property, and other taxes (together with any penalties, fines or interest thereon), whether assessed, levied or imposed by any governmental or taxing authority against Lessor or Lessee, with respect to any Pipe or its purchase, ownership, leasing, possession, use, control, or disposition, or the rents, receipts or earnings therefrom, or with respect to the Lease, excluding only any taxes (federal, state or local) levied on Lessor’s net income.

10.

Lessee’s Agreements.  Lessee shall not merge or consolidate into, or transfer this Lease or any Pipe to, any other entity or person without the prior consent of Lessor; Lessee shall not change its name, its jurisdiction of formation as specified above, or the location of its chief executive office without at least 60 days prior written notice to Lessor; Lessee will use the Pipe in compliance with all applicable laws, rules, regulations and orders; Lessee will not assign, pledge, mortgage, encumber, or grant a security interest in the Pipe; Lessee will not transfer any of its rights under this Lease, or sublease the Pipe, or permit the Pipe to be used by anyone other than Lessee or Lessee’s employees; Lessee shall obtain and maintain in effect all licenses, certificates, permits and other approvals and consents required by applicable laws and regulations in connection with the Pipe; without Lessor’s prior written consent, Lessee will not remove Pipe from the location specified in this lease; and Lessee shall not make additions or improvements to the Pipe.  Time is of the essence in the performance of Lessee’s obligations under this Lease.

11.

Title to Pipe.  Title to the Pipe remains in Lessor and, at its own cost and expense, Lessee shall protect and defend the title of Lessor from all claims, liens, rights of distraint and legal processes of creditors and landlords of Lessee (and creditors of landlords of Lessee) and shall keep the Pipe free and clear of all such claims, liens and processes.  The Pipe shall remain personal property notwithstanding its attachment to real estate.  Upon termination of this Lease, at the sole cost and expense of Lessee, Lessee must remove the Pipe from the premises where it is located.  Lessor shall not be liable for any damage caused to the realty or any building by the removal of the Pipe and the Lessee shall indemnify Lessor against any such damage.  Upon the request of Lessor, Lessee will obtain and deliver a waiver of lien or right of distraint by any owner of realty to which the Pipe is attached or creditor of such owner in such form as required by Lessor.  At Lessor’s request, Lessee will mark the Pipe to indicate that it is owned by Lessor.

12.

Return of Pipe.  At the end of the Term, Lessee immediately shall surrender and return the Pipe to Lessor, in its original condition on the Commencement Date, reasonable wear and tear excepted.  Lessee bears all risk of loss of the Pipe until Lessor actually receives it.  If Lessee fails to return the Pipe as required in this Section, Lessee shall pay Lessor rent for the Pipe at the rent in this Lease until the Pipe is returned to Lessor.

13.

Assignment.  Lessor may not assign or otherwise transfer this Lease and Lessor’s right, title, and interest in the Pipe, without Lessee’s consent.  All covenants, agreements, representations and warranties by or on behalf of Lessee which are contained in this Lease shall inure to the benefit of Lessor, its successors and assigns.  In the event of assignment, the assignee’s right to receive rent and other amounts payable hereunder as well as any other rights shall not be subject to any defense, set-off or counterclaim Lessee may have against Lessor.  When Lessor gives Lessee notice of any such assignment, Lessee shall acknowledge its obligations hereunder promptly to the assignee, comply with the written directions of the assignee and make all payments due hereunder as directed by the assignee.  Following any assignment, the term “Lessor” shall be deemed to include or refer to Lessor’s assignee, but no such assignee shall be deemed to assume any obligation or duty imposed upon Lessor hereunder and Lessee shall look only to Lessor for performance.  Lessee may not assign this Lease or Lessee’s interest herein and any purported assignment by Lessee is null and void.

14.

Default.  The occurrence of any of the following is a default under this Lease: Lessee fails to pay when due any rent or any other amount required under the Lease; Lessee fails to observe or perform any other covenant, condition or agreement under this Lease; Lessee or the manufacturer or vendor of the Pipe gives any inaccurate or false statement to Lessor in connection with this Lease or the Pipe; Lessee makes an assignment for the benefit of creditors, or changes its business, or ceases doing business as a going concern, or becomes insolvent or defaults in the payment of obligations as they mature, or consents to the appointment of a trustee or receiver, or a trustee or receiver is appointed for Lessee or for any part of Lessee’s property without Lessee’s consent and such appointment is not dismissed for a period of 30 days, or bankruptcy, reorganization, insolvency, arrangement, or liquidation proceedings are instituted by or against Lessee and if instituted against Lessee, are not discharged or dismissed for a period of 15 days, or Lessee’s existence or the business of Lessee terminates by liquidation, merger, or sale of substantially all of its assets, or the majority of the then issued and outstanding voting capital stock or ownership interests of Lessee is acquired by any person, entity or group who are not owners on the date of this Lease; Lessee is dissolved or Lessee changes its form of business organization; Lessee defaults on any other agreement or contract with Lessor; any obligation of Lessee to any other party for the payment of money is not paid at maturity, whether by acceleration or otherwise, or is declared to be due and payable prior to the stated maturity thereof by reason of default; any Pipe is seized or levied upon by governmental process or proceedings, or is not returned to Lessor as required by this Lease; if a natural person, Lessee dies; or any amendment to or termination of a financing statement naming Lessee as debtor and Lessor as secured party, or any correction statement with respect thereto, is filed in any jurisdiction by any party other than Lessor without the prior consent of Lessor.

15.

Remedies.  Upon the occurrence of any default, at its option, Lessor may do any or all of the following: terminate this Lease; whether or not this Lease is terminated, take possession of the Pipe, and for such purpose, enter upon any premises without liability for so doing, or Lessor may cause Lessee and Lessee agrees to return the Pipe to Lessor; sell, hold, use or lease the Pipe; as liquidated damages for loss of the bargain, and not as a penalty, recover from Lessee, the total of: (a) all rent and other amounts then due hereunder; (b) all expenses paid or incurred by Lessor in connection with the repossession, holding, repair and disposition of the Pipe, including attorneys’ fees and legal expenses; (c) the present value (using a 6% per year rate) of all rent to be paid by Lessee during the remaining Term; (d) the present  value (using a 6% percent per year rate) of the estimated residual value of the Equipment at the end of the Term; (e) interest on the total of (a) through (d) from the date of default (or expenditure) at the annual rate of 6%; and (f) all costs and expenses incurred by Lessor on account of such default, including, but not limited to, all court costs, attorneys’ fees and collection agency fees.  Lessee shall remain liable for any deficiency after any sale, lease or other disposition of the Equipment by Lessor.  The rights of Lessor hereunder are not exclusive, but are in addition to any rights or remedies provided by law.

16.

Waivers by Lessor.  Neither any failure nor any delay on the part of Lessor in exercising any right, power or remedy hereunder or under applicable law shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

17.

Modifications.  No modifications or waiver of any provision of this Lease and no consent by Lessor or any departure by Lessee therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand upon Lessee in any case shall entitle Lessee to any other or further notice or demand in the same, similar or other circumstances.

18.

Notices.  Any notice, request or other communication in connection with this Lease shall be in writing and, if sent by registered or certified mail, shall be deemed to have been given when received by the party to whom directed, or, if sent by mail but not registered or certified, when deposited in the mail, postage prepaid, provided that any such notice or communication shall be addressed to a party hereto as provided below (or at such other address as such party shall specify in writing to the other parties hereto):

If to Lessee:

Hamilton Investment Group, Inc.

c/o HII Technologies, Inc.

710 N. Post Oak Road, Suite 400

Houston, Texas 77024

Attention: Chief Executive Officer

Email:  matt@hiitinc.com

If to Lessor:

S & M Assets, LLC

PO Box 1310

Guthrie, OK 73044

With a copy to:

William R. Cook II, PLLC

1900 N. W. Expressway, Suite 1350

Oklahoma City, OK 73118

Notwithstanding anything to the contrary, all notices and demands for payment from Lessor actually received in writing by Lessee shall be considered to be effective upon receipt thereof by Lessee regardless of the procedure or method utilized to accomplish such delivery thereof to Lessee.

19.

Applicable Law and Consent to Jurisdiction.  The performance and construction of this Lease shall be governed by the internal laws of the State of Oklahoma.  Lessee agrees that any suit, action or proceeding instituted against Lessee with respect to this Lease may be brought in any court of competent jurisdiction located in the State of Oklahoma.  By its execution hereof, Lessee hereby irrevocably waives any objection and any right of immunity on the ground of venue, the convenience of the forum or the jurisdiction of such courts or from the execution of judgments resulting therefrom.  Lessee hereby irrevocably accepts and submits to the jurisdiction of the aforesaid courts in any suit, action or proceeding.

20.

Survival.  All of Leesee’s covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof and all of Lessor’s rights, privileges and indemnities under this Lease, to the extent they are fairly attributable to events or conditions occurring or existing on or prior to the termination of this Lease, shall survive and continue in full force and effect after termination of this Lease.

21.

Severability.  If any term, provision or condition, or any part thereof, of this Lease shall for any reason be found or held invalid or unenforceable by any court or governmental agency of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Lease shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

22.

Merger and Integration.  This Lease contains the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or by any employee, officer, agent or attorney of any party hereto, which is not contained herein shall be valid or binding.

23.

Waiver of Jury Trial.  LESSEE HEREBY (i) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (ii) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH LESSOR AND LESSEE MAY BE PARTIES, ARISING OUR OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS LEASE AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS, OR UNDERSTANDING (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO THE LESSEE-LESSOR RELATIONSHIP BETWEEN THE PARTIES.  IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER IR TRIAL BY JURY OR ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDING INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS LEASE.  THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY LESSEE AND LESSEE HEREBY AGREES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  LESSOR IS HEREBY AUTHORIZED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND LESSEE AND LESSOR, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVE OF RIGHT TO TRIAL BY JURY.  LESSEE REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

24.

Headings.  The headings and sub-headings contained in the titling of this Lease are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Lease effective the date first above written.

"LESSOR"

S & M Assets, LLC

By: /s/ William M. Hamilton

       William M. Hamilton, Manager

"LESSEE"

Hamilton Investment Group, Inc.

By: /s/ William M. Hamilton

       William M. Hamilton, Manager

By: /s/ Matthew C. Flemming

       Matthew C. Flemming, Chief Executive Officer

HII Technologies, Inc.

By: /s/ Matthew C. Flemming

       Matthew C. Flemming, Chief Executive Officer

EXHIBIT A

1.

2 ½ miles 12” layflat pipe

2.

8 miles

10” layflat pipe

3.

3 miles 1”   aluminum